SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 1, 2003

Date of Earliest Event Reported: March 31, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 429-5500

Item 9. Regulation FD Disclosure; Item 12. Results of Operations and Financial Condition.

On March 31, 2003, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced a correction of its historical accounting policy, which will cause the Company to restate its historical financial statements for 2000, 2001 and 2002. The information included in the Press Release is not meant to serve as a release of financial results of the Company.

This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the fourth quarter of 2002 or the years ending December 31, 2001 and 2000, are also being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2003

OPENTV CORP.

By:	/s/ CRAIG M. WAGGY
Name:	Craig M. Waggy
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued March 31, 2003 by the Registrant.